QCR

QCR Holdings, Inc.

a relationship driven organization®

2012 Financial Presentation

QCR HOLDINGS, INC.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

QCR HOLDINGS, INC.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS - Continued

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2011. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein and expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to such definitive documentation as may be agreed to by the parties.

QCR HOLDINGS, INC.

a relationship driven organization®

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

QCR HOLDINGS, INC.
a relationship driven organization®

Corporate Overview

Founded in 1993
Headquartered in Moline, IL

SYMBOL – QCRH

$2.02 Billion in assets

$ 1.34 Billion in deposits

$ 1.24 Billion in loans

10 Facilities
Quad City Bank & Trust (5)
Rockford Bank & Trust (2)
Cedar Rapids Bank & Trust (2)
m2 Lease Funds LLC (1)

Shares Outstanding: 4.86 Million

Ownership:
Company Benefit Plans 11.6%
Institutional & Mutual Funds 14.7%
Insiders 16.4%



QCR HOLDINGS, INC.

a relationship driven organization*

History of QCR Holdings, Inc.

1993 Founded by Mike Bauer and Doug Hultquist

1994 Quad City Bank & Trust* – Currently $1.13 Billion in Assets

2001 Cedar Rapids Bank & Trust* – Currently $587 Million in Assets

2005 Rockford Bank & Trust* – Currently $300 Million in Assets

2005 Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC – Currently $108 Million in Assets. CAGR of 17% since acquisition.

Assets as of September 30, 2012

* De Novo

QCR HOLDINGS, INC.

a relationship driven organization®

Top 25 MSAs / Iowa and Illinois

MSA	Deposits ($ M)	# of Inst	# of Branches	Total Population	Projected Population Growth	Median Household Income	Projected Median HHI Growth
Chicago-Joliet-Naperville, IL-IN-WI	313,737	221	3,176	9,481,409	0.86 %	57,427	21.59 %
Saint Louis, MO-IL	64,123	135	953	2,818,784	1.19	51,297	15.28
Omaha-Council Bluffs, NE-IA	23,624	71	334	873,472	5.09	52,378	19.29
Des Moines-West Des Moines, IA	13,389	52	223	578,175	7.31	55,339	22.33
Davenport-Moline-Rock Island, IA-IL	7,468	39	153	380,858	0.90	45,163	20.95
Peoria, IL	6,656	41	166	381,267	2.13	48,511	17.48
Rockford, IL	5,361	24	101	350,095	1.65	52,399	16.92
Cedar Rapids, IA	5,141	39	106	260,031	3.82	53,469	20.80
Springfield, IL	4,900	29	92	211,610	2.39	51,153	16.64
Champaign-Urbana, IL	4,843	33	108	233,215	3.55	44,521	18.99
Ottawa-Streator, IL	3,650	33	87	154,826	0.24	46,752	14.68
Iowa City, IA	3,052	21	61	153,716	5.44	46,901	25.04
Sioux City, IA-NE-SD	2,889	32	77	143,588	0.21	44,093	22.70
Waterloo-Cedar Falls, IA	2,784	22	68	168,757	1.80	42,621	23.70
Bloomington-Normal, IL	2,663	28	61	170,199	3.94	57,274	21.31
Dubuque, IA	2,486	10	41	94,440	3.04	45,806	20.70
Ames, IA	2,050	18	38	90,459	5.50	49,116	19.32
Quincy, IL-MO	1,999	21	47	77,322	(0.30)	38,967	18.00
Paducah, KY-IL	1,933	15	44	98,893	0.34	40,182	16.40
Kankakee-Bradley, IL	1,898	18	44	113,981	2.96	47,104	18.76
Galesburg, IL	1,822	17	34	70,442	(1.69)	39,998	17.76
Cape Girardeau-Jackson, MO-IL	1,801	16	47	97,008	3.18	39,013	25.81
Decatur, IL	1,800	14	41	110,650	(1.18)	42,690	21.30
Sterling, IL	1,424	16	29	58,481	(0.86)	46,699	12.63
Effingham, IL	1,416	11	21	34,294	0.31	43,972	15.71
High	**$313,737**	**221**	**3,176**	**9,481,409**	**7.31 %**	**$57,427**	**25.81 %**
Low	**$1,416**	**11**	**21**	**34,294**	**(1.18)**	**$38,967**	**12.63**
Medium	**$2,877.4**	**26**	**69**	**154,197**	**1.46**	**$51,286**	**14.53**
QCRH Franchise Weighted Average	**$1,218.8**		**9**	**1,000,318**	**2.39 %**	**$54,647**	**13.58 %**

Source SNL Financial. Deposit data as of June 30, 2012. Growth rates for the period 2011 - 2016

QCR HOLDINGS, INC.
a relationship driven organization®

Quad City Bank & Trust

QUAD CITY BANK & TRUST

John H. Anderson, President & CEO

Assets: $1.13 Billion

Population: 380,829

Market Deposits: $7.3 Billion

Davenport, Moline, Rock Island MSA – located on the Mississippi River

Major Employers

Rock Island Arsenal
Deere & Company
Genesis Health Systems
Trinity Regional Health Systems
Tyson Fresh Meats
Alcoa
Kraft
3M
Excelon

National Rankings – Quad Cities

- The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States.
- Alcoa (Quad Cities) is the world's premier aerospace supply plant – the hub of Alcoa's $3B aerospace business
- Quad Cities cost of living is 3.3% lower than the national cost of living.
- Business operating cost (labor, utilities, and taxes) are 20% below other nearby metro's (Minneapolis and Chicago)
- International Headquarters for Deere & Company

What They're Saying About the Quad Cities

Kiplinger – July 2011: Best Value Cities 2011

Kiplinger reviews 353 U.S. Metropolitan areas for cost of living, median household income, income growth to determine where "best values" exist. The Quad Cities ranks in the top 15% of communities that are touted as offering a vibrant economy, a low cost of living, and plenty of lifestyle amenities.

Cedar Rapids Bank & Trust

Cedar Rapids Bank & Trust

Larry J. Helling, President & CEO

Assets: $587 Million

Population: 260,153

Market Deposits: $4.7 Billion

Cedar Rapids MSA

Major Employers

Rockwell Collins
Aegon USA
St. Lukes Hospital
Mercy Medical Center
Whirlpool Corporation
Kirkwood Community College
Quaker Food and Snacks
Cedar Rapids Community Schools
Amana Refrigeration
MCI

National & State Rankings – Cedar Rapids

- Top 12 Best Cities for High Paying Jobs *(Kiplinger, Jan 2012)*
- 2011 Best Performing Cities *(Milken Institute, Dec 2011)*
- Top 10 Best Value Cities of 2011 *(Kiplinger, Sept 2011)*
- Top 25 Cities Where Homes are Affordable *(CNN Money, Aug 2011)*
- Best Places for Business & Careers *(11 of 200) (Forbes, Jun 2011)*
- Aaa Bond Rating *(Moody's, May 2011)*
- International Headquarters for Rockwell Collins
- U.S. Headquarters for Aegon USA

What They're Saying About Cedar Rapids

Time Magazine – April 2, 2012 Edition: highlights Cedar Rapids and 10 other cities in "Boomtown USA: A look at growing cities and what's fueling their growth." The article points to Cedar Rapids 6% unemployment rate and the job growth that has topped national levels by 7%.

American.com – April 24, 2012 Edition: highlights Cedar Rapids higher educational attainment and manufacturing growth. Cedar Rapids has the highest GDP growth from 2000 to 2010 of any metro area in the Midwest.

QCR HOLDINGS, INC.

a relationship driven organization®

ROCKFORD BANK & TRUST

Thomas D. Budd, President & CEO

Assets: $300 Million

Population: 359,336 *(expected to grow to 552,000 by 2030)*

Market Deposits: $5.2 Billion

Rockford MSA

National & State Rankings – Rockford

- Top 10 in the Most Affordable MSA's in America
- Top 10 in the State of Illinois for academic performance
- Fastest growing metro market in the state of Illinois
- Rockford cost of living about 15% lower than the U.S. average
- Considered Illinois' second largest city

Major Employers

Rockford Public School District
Swedish American Health Systems
Chrysler (Belvidere Assembly Plant)
Rockford Health Systems
Hamilton Sundstrand
Wal-Mart Stores
Rockford Memorial Hospital
OSF St. Anthony Medical Center
Winnebago County
UPS

What They're Saying About Rockford

Carter & Burgess – 2012 Study *(National Site Selection Company)*

"Manufacturers of industrial machinery find the Rockford Area to be an ideal location. Several factors come in to play, including the cities highly skilled work force, the availability of highly specialized existing facilities, and a strong, qualified supplier base. The region's central location (close to Chicago, Milwaukee, etc.) and close proximity to key transportation assets (airports, roads, and rails) are an additional benefit. The Rockford Region maintains a much higher concentration of skilled metal – working employees than the national average."

QCR HOLDINGS, INC.
a relationship driven organization®

Strategic Advantages

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 3 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality better than peers
- Historic growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, m2 Leasing and SBA/USDA lending

QCR HOLDINGS, INC.

a relationship driven organization®

Summary of Financial Results 2007-2012

Net interest income	$34,352	$44,623	$50,662	$49,864	$54,145	$57,799
Non-interest income	13,499	13,931	15,547	15,406	17,462	16,188
Non-interest expense	(35,734)	(42,334)	(46,937)	(48,549)	(50,993)	(51,837)
Pre-tax pre-provision	12,117	16,220	19,272	16,721	20,614	21,792
Provision expense	(2,336)	(9,222)	(16,976)	(7,464)	(6,616)	(4,433)
Income before taxes	9,781	6,998	2,296	9,257	13,998	17,717
Income taxes	(2,893)	(1,735)	(247)	(2,449)	(3,868)	(4,567)
Income from continuing operations	6,888	5,263	2,049	6,808	10,130	13,150
Income (loss) from discontinued operations	(723)	1,734	-	-	-	-
Net income	6,165	6,997	2,049	6,808	10,130	13,150
Less: net income attributable to non controlling interests	388	288	277	221	438	658
Net income attributable to QCR Holdings, Inc.	$5,777	$6,709	$1,772	$6,587	$9,692	$12,492

* Q3 2012 Annualized

QCR HOLDINGS, INC.
a relationship driven organization®

Total Consolidated Assets

IN MILLIONS OF DOLLARS


CAGR 1994-2011 24.11%
CAGR 1994-2007 32.26%
CAGR 2008-2011 7.43%
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11

QCR Holdings, Inc.
a relationship driven organization®

Total Consolidated Deposits

IN MILLIONS OF DOLLARS


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11

QCR HOLDINGS, INC.

a relationship driven organization®

Loan Portfolio Composition
September 30, 2012

IN MILLIONS OF DOLLARS

TYPE	Dollar Mix	Percent Mix
Commercial & Industrial	$ 355.0	29 %
Non Owner Occupied Commercial Real Estate	345.9	28
Owner Occupied Commercial Real Estate	199.8	16
Residential Real Estate	112.5	9
Direct Financing Leases	102.1	8
Installment and Other Consumer	76.8	6
Commercial Construction/Land Development	49.2	4
	$ 1,241.3	100 %

OUR MISSION:

QCR Holdings, Inc. will be the premier provider of financial services to businesses and individuals for whom relationships matter, in markets where we can excel.



QCR Holdings, Inc. Executive Management Team

LEFT TO RIGHT

Larry Helling
Cathie Whiteside
John Engelbrecht
Todd Gipple
Rand Westlund
Doug Hultquist
Jill DeKeyser
Tom Budd
Charlie Bullock
John Anderson
Bill Tank
John Rodriguez
Vic Quinn
John McEvoy

Not Pictured:
Michael Wyffels
Shawna Graham

QCR HOLDINGS, INC.
a relationship driven organization*

QCR HOLDINGS, INC.
a relationship driven organization®

Preserving Charters Summary

Culture

It's who we are. If we change this, it will have a dramatic impact on the morale and retention of key staff and seriously impact our ability to evolve and compete. Entrepreneurial culture and employee drive is diminished as most employees will begin to assume the "end" is near. The employees we strive to attract – and have attracted – have a strong entrepreneurial spirit and we believe in rewarding them for that. It is a key to our success today.

Growth Prospects

As the economy improves, our growth prospects are better. Our growth out-performed the market when economic times were better. When the economic conditions improve, we will have a much better chance to produce organic growth.

QCR HOLDINGS, INC.
a relationship driven organization®

Preserving Charters Summary

Boards

Many of our current board members would leave over time. When we originally asked them to join, being part of a "real" board was critical in the decision process of those who decided to join us. Local boards are strong advocates and provide needed feedback and information regarding the local market.

QCR HOLDINGS, INC.
a relationship driven organization®

Perception

Local community banks have gained favor in this challenging environment.
Local autonomy is strongly aligned with a strong community bank model.
Clients want to know their banker and decision maker.

QCR HOLDINGS, INC.
a relationship driven organization®

Focus

The Company focus becomes "Holding Company" and not "Bank".

QCR Holdings, Inc.
a relationship driven organization®

Competitors

We lose our competitive advantage and our uniqueness over the mega banks. These competitors would use this against us.

QCR HOLDINGS, INC.
a relationship driven organization®

Customer Service

Centralization could diminish local decision making – slowing it down due to centralization. Each market could be affected by disallowing local market uniqueness and not allowing for them.

QCR HOLDINGS, INC.
a relationship driven organization®

Credit Quality

Our credit quality is better than peers that have one charter. This is driven by the fact that decision makers (management and board) are closer to the community and the clients they serve.

QCR HOLDINGS, INC.
a relationship driven organization®

Scale

Each of the current charters and markets have the potential to be larger than $1 Billion in assets. This scale should allow us to capture much of the efficiency of having one charter without the challenges that one charter creates.

Cost Savings

The cost savings (even if anticipated to be $1.5MM (pre-tax)) would be more than offset by competitive disadvantages. With separate charters there is more accountability at each location and more pride in each location.

QCR HOLDINGS, INC.
a relationship driven organization®

Shareholder Loyalty

We do distinct capital raises in each market.

QCR Holdings, Inc.
a relationship driven organization®

QCRH Historical Capital Transactions

October 1993	IPO of $14M in Common Stock at $10 per share (split adjusted = $4.44 per share today).
December 1996	Private Placement of $1M in Preferred Stock at 9.75%
December 1997	Private Placement of $1.5M in Preferred Stock at 9.75%
November 1998	3 for 2 Common Stock Split
June 1999	Private Placement of $12M in Trust Preferred Securities at 9.20% (redemption of $2.5M in Preferred Stock)
September 2001	Private Placement of $5M in Common Stock at $11 per share (split adjusted = $7.33 per share today).

QCR HOLDINGS, INC.
a relationship driven organization®

QCRH Historical Capital Transactions

February 2004	Pooled Trust Preferred ($12M fixed at 6.93%; $8M floating at Libor + 2.85%) (Redemption of $12M at 9.20% TRUPS)
May 2004	3 for 2 Common Stock Split
December 2004	Private Placement of $5M in Common Stock at $19.50 per share.
May 2005	Pooled Trust Preferred $5M floating at Libor + 1.80%
February 2006	Pooled Trust Preferred $10M fixed at 6.62%
November 2006	Private Placement of $13.4M in Preferred Stock at 8.00%
December 2007	Private Placement of $7.5M in Preferred Stock at 9.50%
February 2009	Treasury Capital Purchase Plan - $38.2 M in Preferred Stock at 5% - 521,888 common stock warrants at $10.99

QCR HOLDINGS, INC.
a relationship driven organization®

QCRH Historical Capital Transactions

March 2010	Private Placement of $2.7M in Subordinated Debt – 54,000 common stock warrants at $10.00
June 2010	Private Placement of $25M in Preferred Stock at 7% (redemption of $20.9M in Preferred Stock)
September 2011	SBLF - $40.1 M in Preferred Stock at 5% (redemption of $38.2 M in Treasury Capital Purchase Plan)
November 2011	Buy back of 521,888 TCPP Warrants at a cost of $1.1M
June 2012	Partial Redemption of SBLF Preferred ($10.2 M)

Thank You

For Your Time Today!

QCR Holdings, Inc.

a relationship driven organization®

Questions